Exhibit 10.77

EARLY PAYOFF ADDENDUM

Owners Names: GREGORY TOWNSEND DELORY

Business Legal Name: HELIOSPACE CORPORATION

Business DBA: HELIOSPACE

Address: 2448 6TH ST

City: BERKELEY

State: CA

Zip Code: 94710

Date of new secured agreement: 09/30/2025

Purchase Price: $60,000.00

Purchase Amount: $89,940.00

If paid back by October 07, 2025, [LENDER] agrees to discount the total purchase amount to $69,000.00. If paid back by October 14, 2025, [LENDER] agrees to discount the total purchase amount to $72,000.00. If paid back by October 30, 2025, [LENDER] agrees to discount the total purchase amount to $75,600.00. After October 30, 2025 there will be no other discount available to be offered and the total purchase amount will be $89,940.00 minus any payments already made.

Thank you,

By:	/s/ GREGORY TOWNSEND DELORY
GREGORY TOWNSEND DELORY

MERCHANT AGREEMENT

Agreement dated	09/30/2025	between [LENDER] (“[LENDER]”) and the Merchant listed below (“MERCHANT”)
(Month) (Day) (Year)

MERCHANT INFORMATION

Merchant’s Legal Name: HELIOSPACE CORPORATION

(Which includes any entities listed in Appendix C)

D/B/A: HELIOSPACE State of Incorporation / Organization: DE

Type of Entity (check one) ☑ Corporation ☐ Limited Liability Company ☐ Limited Partnership ☐ Limited Liability Partnership ☐ Sole Proprietorship ☐ Other Physical Address: 2448 6TH ST City: BERKELEY State: CA Zip: 94710

Contact Name: GREGORY TOWNSEND DELORY Contact Number: ____________________

Mailing Address: SAME AS ABOVE City:____________State:__________ Zip:_______________

PURCHASE AND SALE OF FUTURE RECEIVABLES

Merchant hereby sells, assigns and transfers to [LENDER] (making [LENDER] the absolute owner) in consideration of the “Purchase Price” specified below, the “Specified Percentage” of all of Merchant’s future accounts, contract rights and other entitlements arising from or relating to the payment of monies from Merchant’s customers’ and/or other third party payors (the “Receipts” defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the Merchant’s business), for the payments due to Merchant as a result of Merchant’s sale of goods or services (the “Transactions”) until the amount specified below (the “Purchased Amount”) has been delivered by or on behalf of Merchant to [LENDER].

Purchase Price: $: 60,000.00 Specified Percentage: 4.44% Specific: WEEKLY Amount: $4,996.66 Purchased Amount: $89,940.00

Merchant may use the Purchase Price solely for business purposes and not for personal, family or household purposes. Merchant is selling a portion of a future revenue stream to [LENDER] at a discount, not borrowing money from [LENDER]. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by [LENDER]. Merchant going bankrupt or going out of business, in and of itself, does not constitute a breach of this Agreement. [LENDER] is entering into this Agreement knowing the risks that Merchant’s business may slow down or fail, and [LENDER] assumes these risks based on Merchant’s representations, warranties and covenants in this Agreement, which are designed to give [LENDER] a reasonable and fair opportunity to receive the benefit of its bargain.

[LENDER] will debit the Specific Amount each business day from only one depositing bank account, which account must be acceptable to, and pre-approved by, [LENDER] (the “Account”) into which Merchant and Merchant’s customers shall remit the Receipts from each Transaction, until such time as [LENDER] receives payment in full of the Purchased Amount. If Merchant’s bank is closed on a business day, then [LENDER] will debit the Specific Amount for that day on the next business day in addition to the regularly scheduled debit. Merchant hereby authorizes [LENDER] to ACH debit the Specific Amount from the Account on a daily basis. [LENDER]’s payment of the Purchase Price shall be deemed the acceptance and performance by [LENDER] of this Agreement. Merchant understands that it is responsible for ensuring that the Specific Amount to be debited by [LENDER] remains in the Account and will be held responsible for any fees incurred by [LENDER] resulting from a rejected ACH attempt or an Event of Default. [LENDER] is not responsible for any overdrafts or rejected transactions that may result from [LENDER]’s ACH debiting the Specific Amount under the terms of this Agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between [LENDER] and Merchant, upon the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS the Specified Percentage shall equal 100%. A list of all fees applicable under this Agreement is contained in Appendix A.

THE MERCHANT AGREEMENT “TERMS AND CONDITIONS”, THE “SECURITY AGREEMENT AND GUARANTY” AND THE “ADMINISTRATIVE FORM HEREOF, ARE ALL HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.

FOR THE MERCHANT (#1) By:	GREGORY TOWNSEND DELORY	/s/ GREGORY TOWNSEND DELORY
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2) By:
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#3) By:
	(Print Name and Title)	(Signature)

BY OWNER (#1) By:	GREGORY TOWNSEND DELORY	/s/ GREGORY TOWNSEND DELORY
	(Print Name and Title)	(Signature)

BY OWNER (#2) By:
	(Print Name and Title)	(Signature)

BY OWNER (#3) By:
	(Print Name and Title)	(Signature)

MERCHANT AGREEMENT TERMS AND CONDITIONS

I. TERMS OF ENROLLMENT IN PROGRAM

1.1 Merchant Deposit Agreement and Processor. Merchant shall (A) execute an agreement acceptable to [LENDER] with a Bank acceptable to [LENDER] to obtain electronic fund transfer service s for the Account, and (B) execute an agreement acceptable to [LENDER] with a credit and debit card processor (the” Processor”) instructing the Processor to deposit all Receipts into the Account. Merchant shall provide [LENDER] and/or its authorized agent(s) with all of the information, authorizations and passwords necessary for verifying Merchant’s receivables, receipts, deposits and withdrawals into and from the Account. Merchant hereby authorizes [LENDER] and/or its agent(s) to withdraw from the Account via ACH debit the amounts owed to [LENDER] for the receipts as specified herein and to pay such amounts to [LENDER]. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Merchant for these deposits, whether pre- approved by [LENDER] or not. This additional authorization is not a waiver of [LENDER]’s entitlement to declare this Agreement breached by Merchant as a result of its usage of an account which [LENDER] did not first pre-approve in writing prior to Merchant’s us age thereof. The aforementioned authorizations shall be irrevocable without the written consent of [LENDER].

1.2 Term of Agreement. This Agreement shall remain in full force and effect until the entire Purchased Amount and any other amounts due are received by [LENDER] as per the terms of this Agreement.

1.3  Future Purchase of Increments. Subject to the terms of this Agreement, [LENDER] offers to purchase additional Receipts in the “Increments” stated in on Page I of this Agreement, if any. [LENDER] reserves the right to delay or rescind the offer to purchase any Increment or any additional Receipts, in its sole and absolute discretion.

1.4 Adjustments to the Specific Amount. The Specific Amount is intended to represent the Specified Percentage of Merchant’s Receipts each calendar month. At any time, [LENDER] may adjust the Specific Amount so that the amount received by [LENDER] in the future more closely represents the Specified Percentage. Also, once each calendar month Merchant may request that [LENDER] reconcile Merchant’ s actual receipt s and adjust the Specific Amount so that the amount received by [LENDER] in the future more closely represents the Specified Percentage. Upon receipt of a written reconciliation request from Merchant, [LENDER] may request any and all information from Merchant that [LENDER], in its sole judgment, believes is necessary to accurately reconcile the amount [LENDER] has received from Merchant with the actual Specified Percentage. [LENDER] shall not be required to adjust the Specific Amount until such time as it has received all such requested information.

1.5 Financial Condition. Merchant and Guarantor(s) (as hereinafter defined and limited) authorize [LENDER] and its agents to investigate their financial responsibility and history, and will provide to [LENDER] any authorizations, bank or financial statements, tax returns, etc., as [LENDER] deems necessary in its sole and absolute discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable as an authorization for release of financial and credit information. [LENDER] is authorized to update such information and financial and credit profile s from time to time as it deems appropriate.

1.6 Transactional History. Merchant authorizes all of its banks, brokers and processors to provide [LENDER] with Merchant’s banking, brokerage and/or processing history to determine qualification or continuation in this program and for collections purposes. Merchant shall provide [LENDER] with copies of any documents related to Merchant’s card processing activity or financial and banking affairs within five days after a request from [LENDER].

1.7 Indemnification. Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor, its officers, directors and shareholder s against all losses, damages, claims, liabilities and expenses (including reasonable attorney’s fees) incurred by Processor resulting from (a) claims asserted by [LENDER] for monies owed to [LENDER] from Merchant and (b) actions taken by Processor in reliance upon any fraudulent, misleading or deceptive information or instructions provided by [LENDER].

1.8 No Liability. In no event will [LENDER] be liable for any claim s asserted by Merchant or Guarantors under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by both Merchant and Guarantor(s). In the event these claims are nonetheless raised, Merchant and Guarantors will be jointly liable for all of [LENDER]’s attorney’s fees and expenses resulting therefrom.

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1.9 Reliance on Terms. Section 1.1, 1.6, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, [LENDER], Processor, and Merchant’s bank and notwithstanding the fact that Processor and the bank is not a party of this Agreement, Processor and the bank may rely upon their term s and raise them as a defense in any action.

1.10 Sale of Receipts. Merchant and [LENDER] agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount, and that such Purchase Price is not intended to be, nor shall it be construed as a loan from [LENDER] to Merchant. Merchant agrees that the Purchase Price is in exchange for the Receipts pursuant to this Agreement, and that it equals the fair market value of such Receipts. [LENDER] has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Payments made to [LENDER] in respect to the full amount of the Receipts shall be conditioned upon Merchant’ s sale of products and service s, and the payment therefore by Merchant’s customers. In no event shall the aggregate of all amounts or any portion thereof be deemed as interest hereunder, and in the event it is found to be interest despite the parties hereto specifically representing that it is NOT interest, - it shall be found that no sum charged or collected hereunder shall exceed the highest rate permissible at law. In the event that a court nonetheless determines that [LENDER] has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and [LENDER] shall promptly refund to Merchant any interest received by [LENDER] in excess of the maximum lawful rate , it being intended that Merchant not pay or contract to pay, and that [LENDER] not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law. As a result thereof, Merchant knowingly and willingly waives the defense of Usury in any action or proceeding.

1.11 Power of Attorney. Merchant irrevocably appoints [LENDER] as its agent and attorney-in- fact with full authority to take any action or execute any instrument or document to settle all obligations due to [LENDER] from Processor, or in the case of a violation by Merchant of Section I or the occurrence of an Event of Default under Section 3 hereof, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to [LENDER]; and (v) to file any claims or take any action or institute any proceeding which [LENDER] may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount. In connection therewith, all costs, expenses and fees, including legal fees, shall be payable by Merchant, owner, and guarantor.

1.12 Protections against Default. The following Protections 1 through 8 may be invoked by [LENDER] immediately and without notice to Merchant in the event: (a) Merchant takes any action to discourage the use of electronic check processing that are settle d through Processor, or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks or other payments or deposits for the purchase of Merchant’s service s and products including but not limited to direct deposit of any checks into a bank account without scanning into the [LENDER] electronic check processor; (b) Merchant changes its arrangements with Processor or the Bank in any way that is adverse or unacceptable to [LENDER]; (c) Merchant changes the electronic check processor through which the Receipt s are settled from Processor to another electronic check processor, or permits any event to occur that could cause diversion of any of Merchant’s check or deposit transactions to another processor; (d) Merchant intentionally interrupts the operation of this business, transfers, moves, sells, disposes, or otherwise conveys its business and/or assets without (i) the express prior written consent of [LENDER], and (ii) the written agreement of any purchaser or transferee to the assumption of all of Merchant’s obligations under this Agreement pursuant to documentation satisfactory to [LENDER]; (e) Merchant takes any action, fails to take any action, or offers any incentive - economic or otherwise - the result of which will be to induce any customer or customers to pay for Merchant’s services with any means other than payments, checks or deposits that are settled through Processor; or (f) Merchant fails to provide [LENDER] with copies of any documents related to Merchant’s card processing activity of financial and banking affairs within five days after a request from [LENDER]. The se protections are in addition to any other remedies available to [LENDER] at law, inequity or otherwise pursuant to this Agreement.

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Protection 1. The full uncollected Purchased Amount plus all fees (including reasonable attorney’s fees) due under this Agreement and the attached Security Agreement become due and payable in full immediately.

Protection 2. [LENDER] may enforce the provisions of the Personal Guaranty of Performance against the Guarantor(s).

Protection 3. Merchant hereby authorizes [LENDER] to execute in the name of the Merchant a Confession of Judgment in favor of [LENDER] in the amount of Purchased Amount stated in the Agreement.

Upon an Event of Default, [LENDER] may enter that Confession of Judgment as a Judgment with the Clerk of any Court and execute thereon.

Protection 4. [LENDER] may enforce its security interest in the Collateral. Protection 5. The entire Purchased Amount and all fees (including reasonable attorney’s fees) shall become immediately payable to [LENDER] from Merchant.

Protection 6. [LENDER] may proceed to protect and enforce its rights and remedies by law suit. In any such lawsuit, if [LENDER] recovers a Judgment against Merchant, Merchant shall be liable for all of [LENDER]’ s costs of the lawsuit, including but not limited to all reasonable attorneys’ fees and court costs.

Protection 7. This Agreement shall be deemed Merchant’s Assignment of Merchant’s Lease of Merchant’s business premises to [LENDER]. Upon breach of any provision in this Agreement, [LENDER] may exercise its rights under this Assignment of Lease without prior Notice to Merchant.

Protection 8. [LENDER] may debit Merchant’s depository accounts wherever situated by means of ACH debit or Facsimile signature on a computer-generated check drawn on Merchant’s bank account or otherwise for all sums due to [LENDER].

1.13 Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner or Guarantor, in respect of himself or herself personally, authorizes [LENDER] to disclose information concerning Merchant’s and each Owner’s and each Guarantor’s credit standing (including credit bureau reports that [LENDER] obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner and each Guarantor hereby and each waives to the maximum extent permitted by law any claim for damages against [LENDER] or any of its affiliates relating to any (i)investigation undertaken by or on behalf of [LENDER] as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

1.14 Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by [LENDER], including this Agreement and any other [LENDER] document s (collectively, “Confidential Information”) are proprietary and confidential information of [LENDER]. Accordingly, unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of [LENDER] to any person other than an attorney, accountant, financial advisor or employee of Merchant who nee ds to know such information for the purpose of advising Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the term s of this section. A breach hereof entitles [LENDER] to not only damages and reasonable attorney’s fee s but also to both a Temporary Restraining Order and a Preliminary Injunction without Bond or Security.

1.15 Publicity. Merchant and each of Merchant’s Owners and all Guarantors hereto all hereby authorizes [LENDER] to use its, his or her name in listing s of clients and in advertising and marketing materials.

1.16 D/B/A’s. Merchant hereby acknowledges and agrees that [LENDER] may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between [LENDER] and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

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II. REPRESENTATIONS, WARRANTIES AND COVENANTS

Merchant represents warrants and covenants that, as of this date and during the term of this Agreement:

2.1 Financial Condition and Financial Information. Merchant’s and Guarantors’ bank and financial statements, copies of which have been furnished to[LENDER], and future statements which will be furnished hereafter at the discretion of [LENDER], fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant and Guarantors have a continuing, affirmative obligation to advise [LENDER] of any material adverse change in their financial condition, operation or ownership. [LENDER] may request statements at any time during the performance of this Agreement and the Merchant and Guarantors shall provide them to [LENDER] within five business days after request from [LENDER]. Merchant’sor Guarantors’ failure to do so is a material breach of this Agreement.

2.2 Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

2.3  Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4 Insurance. Merchant will maintain business-interruption insurance naming [LENDER] as loss payee and additional insured in amounts and against risks as are satisfactory to [LENDER]and shall provide [LENDER] proof of such insurance upon request.

2.5 Electronic Check Processing Agreement. Merchant will not change its Processor, add terminals, change its financial institution or bank account(s) or take any other action that could have any adverse effect upon Merchant’s obligations under this Agreement, without [LENDER]’s prior written consent. Any such changes shall be a material breach of this Agreement.

2.6 Change of Name or Location. Merchant will not conduct Merchant’s businesses under any name other than as disclosed to the Processor and [LENDER], nor shall Merchant change any of its places of business without prior written consent by [LENDER].

2.7  Daily Batch Out. Merchant will batch out receipts with the Processor on a daily basis.

2.8  Estoppel Certificate. Merchant will at every and all times, and from time to time, upon at least one(I) day’s prior notice from [LENDER] to Merchant, execute, acknowledge and deliver to [LENDER] and/or to any other person, firm or corporation specified by [LENDER], a statement certifying that this Agreement is unmodifiedand in full force and effect(or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.

2.9 No Bankruptcy. As of the date of this Agreement, Merchant is not insolvent and does not contemplate filing for bankruptcy in the next six months and has not consulted with a bankruptcy attorney or filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it…

2.10 Working Capital Funding. Merchant shall not enter into any arrangement, agreement or commitment that relates to or involves the Receipts, whether in the form of a purchase of, a loan against, collateral against or the sale or purchase of credits against, Receipts or future check sales with any party other than [LENDER]

2.11 Unencumbered Receipts. Merchant has good, complete, unencumbered and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of [LENDER].

2.12	Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.13	Defaults under Other Contracts. Merchant’s execution of, and/or performance under this Agreement, will not cause or create an event of default by Merchant under any contract with another person or entity.

2.14	Good Faith. Merchant and Guarantors hereby affirm that Merchant is receiving the Purchase Price and selling [LENDER] the Purchased Amount in good faith and will use the Purchase Price funds to maintain and grow Merchant’s business.

2.15	Stacking Prohibited. Merchant shall not enter into any cash advance or any loan agreement that relates to or involves its Future Receipts with any party other than [LENDER] for the duration of this agreement. [LENDER] may share information regarding this Agreement with any third party in order to determine whether Merchant is in compliance with this provision.

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III. EVENTS OF DEFAULT AND REMEDIES

3.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder: (a) Merchant or Guarantor shall violate any term or covenant in this Agreement; (b) Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made; (c) the sending of notice of termination by Merchant; (d) the attempted ACH debit of the Specific Payment is rejected two times during the term of this Agreement; (e) Merchant shall transfer or sell all or substantially all of its assets; (I) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant; (g) Merchant shall use multiple depository accounts without the prior written consent of [LENDER](h) Merchant shall change its depositing account without the prior written consent of [LENDER]; or (i) Merchant refuses to provide [LENDER] with bank login information immediately upon request, whether directly from Merchant or through a Third-Party authorized by Merchant; or G) Merchant shall default under any of the terms, covenants and conditions of any other agreement with [LENDER].

3.2 Personal Guaranty. In the Event of a Default, [LENDER] will enforce its rights against the Guarantors of this transaction. Said Guarantors will be jointly and severally liable to [LENDER]for all of [LENDER]’s losses and damages, in additional to all costs and expenses and legal fees associated with such enforcement.

3.3  Remedies. In case any Event of Default occurs and is not waived pursuant to Section 4.4. hereof, [LENDER] may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant’s obligations hereunder (including the Guaranty) or any other legal or equitable right or remedy. All rights, powers and remedies of [LENDER] in connection with this Agreement may be exercised at any time by [LENDER] after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.4 Costs. Merchant shall pay to [LENDER] all reasonable costs associated with(a) an Event or Default, (b) breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and (c) the enforcement of [LENDER]’s remedies set forth in this Agreement, including but not limited to court costs and attorneys’ fees.

3.5  Required Notifications. Merchant is required to give [LENDER] written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give [LENDER] seven days’ written notice prior to the closing of any sale of all or substantially all of the Merchant’s assets or stock.

IV. MISCELLANEOUS

4.1  Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be inwriting and signed by [LENDER].

4.2 Assignment. [LENDER] may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.

4.3 Notices. All notices, requests, consents, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement. Notices to [LENDER] shall become effective only upon receipt by [LENDER]. Notices to Merchant shall become effective three days after mailing.

4.4 Waiver Remedies. No failure on the part of [LENDER] to exercise, and no delay in exercising any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5 Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, [LENDER] and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of [LENDER] which consent may be withheld in [LENDER]’s sole discretion. [LENDER] reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if [LENDER] so elects, be instituted in any court sitting in New York or Connecticut, (the “Acceptable Forums”). Merchant agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by [LENDER] to transfer such proceeding to an Acceptable Forum. ADDITIONALLY, MERCHANT AGREES THAT ANY SUMMONS AND/OR COMPLAINT OR OTHER LEGAL PROCESS TO COMMENCE ANY LITIGATION BY [LENDER] WILL BE PROPERLY SERVED IF MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE MAILING ADDRESS(ES) LISTED IN THIS AGREEMENT.

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4.6 Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7 Interpretation. All Parties hereto have reviewed this Agreement with attorney of their own choosing and have relied only on their own attorneys’ guidance and advice. No construction determinations shall be made against either Party hereto as drafter.

4.8 Severability. In case any of the provisions in this agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.9 Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and the Security Agreement and Guaranty hereto embody the entire agreement between Merchant and [LENDER] and supersede all prior agreements and understandings relating to the subject matter hereof.

4.10 JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THJS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.11 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS AREPRESENTATIVEORMEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIYER IS PROHIBITED BY LAW AS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEEDWITHACLASSOR REPRESENTATIVEACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION [N THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.11 Facsimile & Digital Acceptance. Facsimile signatures and digital signatures hereon shall be deemed acceptable for all purposes.

4.12 Prejudgment Remedy Waiver. The Merchant and Guarantor(s) hereby represent, warrant, and acknowledge that the financing evidenced hereby is a commercial transaction within the meaning of chapter 903a of the Connecticut general statutes, as amended. The Merchant and Guarantor(s) hereby waive their right to notice and prior court hearing or court order under Connecticut general statutes sections 52-278a et. seq. as amended or under any other state or federal law with respect to any and all prejudgment remedies [LENDER] may employ to enforce its rights and remedies hereunder and under the other transaction documents. More specifically, the Merchant and Guarantor(s) acknowledge that upon the occurrence and during the continuance of an event of default [LENDER]’s attorney may, pursuant to, and in accordance with, Conn. gen. state. §52-278f, issue a writ for a prejudgment remedy without securing a court order, provided the complaint shall set forth a copy of this waiver.

Initial:	Initial:___________	Initial:___________

[LENDER] – SECURITY AGREEMENT AND GUARANTY

Merchant’s Legal Name: HELIOSPACE CORPORATION

D/B/A: HELIOSPACE Federal Tax ID#: 82-4652805

Physical Address: 2448 6TH ST City: BERKELEY State: CA Zip: 94710

SECURITY AGREEMENT

Security Interest. This Agreement will constitute a security agreement under the Uniform Commercial Code. Merchant grants to [LENDER] a security interest in and lien upon: (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined in Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by Merchant, (b) all proceeds, as that term is defined in Article 9 of the UCC (c) all funds at any time in the Merchant’s Account, regardless of the source of such funds, (d) present and future Electronic Check Transactions, and (e) any amount which may be due to [LENDER] under this Agreement, including but not limited to all rights to receive any payments or credits under this Agreement (collectively, the “Secured Assets”). Merchant agrees to provide other security to [LENDER] upon request to secure Merchant’s obligations under this Agreement. Merchant agrees that, if at any time there are insufficient funds in Merchant’s Account to cover [LENDER]’s entitlements under this Agreement, [LENDER] is granted a further security interest in all of Merchant’s assets of any kind whatsoever, and such assets shall then become Secured Assets. These security interests and liens will secure all of [LENDER]’s entitlements under this Agreement and any other agreements now existing or later entered into between Merchant, [LENDER] or an affiliate of [LENDER] is authorized to file any and all notices or filings it deems necessary or appropriate to enforce its entitlements hereunder.

Upon default, this security interest may be exercised by [LENDER] without notice or demand of any kind by making an immediate withdrawal or freezing the Secured Assets. Pursuant to Article 9 of the Uniform Commercial Code, as amended from time to time, [LENDER] has control over and may direct the disposition of the Secured Assets, without further consent of Merchant. Merchant hereby represents and warrants that no other person or entity has a security interest in the Secured Assets. With respect to such security interests and liens, [LENDER] will have all rights afforded under the Uniform Commercial Code, any other applicable law and in equity. Merchant will obtain from [LENDER] written consent prior to granting a security interest of any kind in the Secured Assets to a third party. Merchant agrees that this is a contract of recoupment and [LENDER] is not required to file a motion for relief from a bankruptcy action automatic stay to realize on any of the Secured Assets. Nevertheless, Merchant agrees not to contest or object to any motion for relief from the automatic stay filed by [LENDER]. Merchant agrees to execute and deliver to [LENDER] such instruments and documents [LENDER] may reasonably request to perfect and confirm the lien, security interest and right of setoff set forth in this Agreement. [LENDER] is authorized to execute all such instruments and documents in Merchant’s name.

Additional-Collateral. To secure Guarantor’s payment and performance obligations to [LENDER] under the Guaranty, the Guarantor hereby grants [LENDER] a security interest in (the “Additional Collateral”). Guarantor understands that [LENDER] will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement.

See Appendix B

Merchant and Guarantor each acknowledge and agree that any security interest granted to [LENDER] under any other agreement between Merchant or Guarantor and [LENDER] (the “Cross-Collateral”) will secure the obligations hereunder and under the Merchant Agreement. Merchant and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as [LENDER] deems necessary to perfect or maintain [LENDER]’s first priority security interest in the Collateral and the Additional Collateral, including the execution of any account control agreements. Merchant and Guarantor each hereby authorizes [LENDER] to file any financing statements deemed necessary by [LENDER] to perfect or maintain [LENDER]’s security interest. Merchant and Guarantor shall be liable for, and [LENDER] may charge and collect, all costs and expenses, including but not limited to attorney’s fees, which may be incurred by [LENDER] in protecting, preserving and enforcing [LENDER]’s security interest and rights.

Negative Pledge. Merchant and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Additional Collateral, as applicable.

Consent to Enter Premises and Assign Lease. [LENDER] shall have the right to cure Merchant’s default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, [LENDER] may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that [LENDER] may enter into an agreement with Merchant’s landlord giving [LENDER] the right: (a) to enter Merchant’s premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and/or (b) to assign Merchant’s lease to another qualified business capable of operating a business comparable to Merchant’s at such premises.

Remedies. Upon any Event of Default, [LENDER] may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing to [LENDER], whether by acceleration or otherwise.

Initial:	Initial:___________	Initial:___________

GUARANTY

Personal Guaranty of Performance. The undersigned Guarantor(s) hereby guarantees to [LENDER] Merchant’s good faith, truthfulness, and performance of all of the representations, warranties, covenants made by Merchant in the Merchant Agreement as each may be renewed, amended, extended or otherwise modified (the “Guaranteed Obligations”).

Guarantor’s obligations are due at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in the Agreement.

Guarantor Waivers. In the event of a breach of the above, [LENDER] may seek recovery from Guarantors for all of [LENDER]’s losses and damages by enforcement of [LENDER]’s rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral or Additional Collateral [LENDER] may hold pursuant to this Agreement or any other guaranty.

[LENDER] does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant’s failure to pay timely any amount required under the Merchant Agreement; (ii) any adverse change in Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; (iv) [LENDER]’s acceptance of this Agreement; and (v) any renewal, extension or other modification of the Merchant Agreement or Merchant’s other obligations to [LENDER]. In addition, [LENDER] may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement: (i) renew, extend or otherwise modify the Merchant Agreement or Merchant’s other obligations to [LENDER]; (ii) release Merchant from its obligations to [LENDER]; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Purchased Amount and Merchant’s other obligations to [LENDER] under the Merchant Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that [LENDER] must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor’s obligations under this Agreement shall include that amount.

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She is bound by the Class Action Waiver provision in the Merchant Agreement Terms and Conditions; (ii) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “MERCHANT AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

FOR THE MERCHANT (#1) By:	GREGORY TOWNSEND DELORY	/s/ GREGORY TOWNSEND DELORY
	(Print Name and Title)		(Signature)

SSN#	[REDACTED]	Driver’s License Number	[REDACTED]

FOR THE MERCHANT (#2) By:
	(Print Name and Title)		(Signature)

SSN#		Driver’s License Number

FOR THE MERCHANT (#3) By:
	(Print Name and Title)		(Signature)

SSN#		Driver’s License Number

BY OWNER (#1) By:	GREGORY TOWNSEND DELORY	/s/ GREGORY TOWNSEND DELORY

SSN#	[REDACTED]	Driver’s License Number	[REDACTED]

BY OWNER (#2) By:
	(Print Name and Title)		(Signature)

SSN#		Driver’s License Number

BY OWNER (#3) By:
	(Print Name and Title)		(Signature)

SSN#		Driver’s License Number

For Business Entity Guarantors:

The above referenced terms of the Performance Guaranty shall apply to the following corporate guarantors.

Guarantor’s Legal Name:	HELIO CORPORATION
D/B/A:	HELIO

Fed ID #:	Type of Entity:	CORP

Business Address:	2448 6TH ST	City:	BERKELEY	State:	CA	Zip:	94710
Contract Address:	319 17TH AVE	City:	SAN FRANCISCO	State:	CA	Zip:	94121

Agreed to by: Name and Title:	GREGORY TOWNSEND DELORY OWNER	Signature:	/s/ GREGORY TOWNSEND DELORY
Agreed to by: Name and Title:		Signature:

The undersigned hereby represents and warrants that it holds full authority to execute this Agreement on behalf of the above-named corporate guarantor.

Guarantor’s Legal Name:
D/B/A:	HELIO ENTERPRISES

Fed ID #:	Type of Entity:

Business Address:	2448 6TH ST	City:	BERKELEY	State:	CA	Zip:	94710
Contract Address:	319 17TH AVE	City:	SAN FRANCISCO	State:	CA	Zip:	94121

Agreed to by: Name and Title:	GREGORY TOWNSEND DELORY OWNER	Signature:	/s/ GREGORY TOWNSEND DELORY
Agreed to by: Name and Title:		Signature:

The undersigned hereby represents and warrants that it holds full authority to execute this Agreement on behalf of the above-named corporate guarantor.

Guarantor’s Legal Name:	P & G CONSULTING INC
D/B/A:	P & G CONSULTING

Fed ID #:	Type of Entity:	CORP

Business Address:	2448 6TH ST	City:	BERKELEY	State:	CA	Zip:	94710
Contract Address:		City:		State:		Zip:

Agreed to by: Name and Title:	GREGORY TOWNSEND DELORY OWNER	Signature:	/s/ GREGORY TOWNSEND DELORY
Agreed to by: Name and Title:		Signature:

The undersigned hereby represents and warrants that it holds full authority to execute this Agreement on behalf of the above-named corporate guarantor.

For Business Entity Guarantors:

The above referenced terms of the Performance Guaranty shall apply to the following corporate guarantors.

Guarantor’s Legal Name:
D/B/A:	THE SENSING COMPANY

Fed ID #:	Type of Entity:	CORP

Business Address:	2448 6TH ST	City:	BERKELEY	State:	CA	Zip:	94710
Contract Address:		City:		State:		Zip:

Agreed to by: Name and Title:	GREGORY TOWNSEND DELORY OWNER	Signature:	/s/ GREGORY TOWNSEND DELORY
Agreed to by: Name and Title:		Signature:

The undersigned hereby represents and warrants that it holds full authority to execute this Agreement on behalf of the above-named corporate guarantor.

Guarantor’s Legal Name:
D/B/A:

Fed ID #:	Type of Entity:

Business Address:	City:	State:	CA	Zip:
Contract Address:	City:	State:		Zip:

Agreed to by: Name and Title:	Signature:
Agreed to by: Name and Title:	Signature:

The undersigned hereby represents and warrants that it holds full authority to execute this Agreement on behalf of the above-named corporate guarantor.

Guarantor’s Legal Name:
D/B/A:

Fed ID #:	Type of Entity:

Business Address:	City:	State:	CA	Zip:
Contract Address:	City:	State:		Zip:

Agreed to by: Name and Title:	Signature:
Agreed to by: Name and Title:	Signature:

The undersigned hereby represents and warrants that it holds full authority to execute this Agreement on behalf of the above-named corporate guarantor.

APPENDIX A - THE FEE STRUCTURE

A.	Funding Fee - $295.00	Initial:

B.	Underwriting and Origination Fee - $ 4,999.80 paid from the funded amount	Initial:___________

Initial:___________

C. NSF Fee (Standard) $35.00 (each) Up to TWO TIMES ONLY before a default is declared.

D. Blocked ACH / Default Fee $5,000.00 or 33% of outstanding Capitalized Purchased Amount balance when Merchant BLOCKS Account from our Debit ACH, or when Merchant directs the bank to reject our debit ACH, which places them in default (per contract). When Merchant changes bank Account cutting us off from our collections.

E. Bank Change Fee $50.00 When Merchant requires a change of Bank Account to be Debited, requiring us to adjust our system.

F. Wire Fee - Each Merchant shall receive their funding electronically to their designated bank account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH.

G. Seller will pay purchaser a $2,500.00 or 33% of outstanding Capitalized Purchased Amount balance stacking default fee in addition to the regular default fee.

H. Default Fee - $3,500.00 or 33% of outstanding Capitalized Purchased Amount balance -- Should the merchant change bank accounts or switch to another bank or credit-card processor without [LENDER]’s consent, or commits another a c t o f default pursuant to the Agreement.

I.   Miscellaneous Service Fees -- Merchant shall pay certain fees for services related to the origination and maintenance of accounts. Each Merchant shall receive their funding electronically to their designated bank account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. The Current charge for the underwriting and origination of each Merchant Agreement is $295.00 paid from the funded amount. Merchant will be charged $25 .00 for every additional change of their operating bank account once they are active with [LENDER]. Additional copies of prior monthly statements will incur a fee of $10.00 each.

J.   Legal Fees Upon Default-- Twenty percent (20%) of outstanding Capitalized Purchased Amount balance.

K. Risk Assessment Fee - $249.00

L. UCC Fee - $195.00

FOR THE MERCHANT (#1) By:	GREGORY TOWNSEND DELORY	/s/ GREGORY TOWNSEND DELORY
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2) By:
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#3) By:
	(Print Name and Title)	(Signature)

Appendix B - Additional Collateral

To Secure Guarantor’s payment and performance obligations to [LENDER] under the Guaranty, the Guarantor hereby grants [LENDER] a security interest in Merchant’s, Owner’s, and Guarantor’s future accounts, receivables and Receipts purchased under this agreement including but not limited to all accounts and invoices in connection with those listed below:

All credit card receivables from the entities listed below, as well as any merchant processing service providers that may be used by Merchant in the future.

Signature:	GREGORY TOWNSEND DELORY	/s/ GREGORY TOWNSEND DELORY
	(Print Name)	(Signature)

Signature:
	(Print Name)	(Signature)

Signature:
	(Print Name)	(Signature)

AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT)

AND DIRECT PAYMENTS (ACH DEBITS)

DEFINITIONS:

[LENDER]: [LENDER]

Seller: HELIOSPACE CORPORATION

(Merchant’s Legal Name)

Merchant Agreement: Merchant Agreement between [LENDER] and Seller, dated as of 09/30/2025

Designated Checking Account:

Bank Name:	FIRST REPUBLIC BANK	Branch:
Tax ID:	82-4652805
ABA: Routing:	321081669	DDA: Account:	[REDACTED]

Capitalized terms used in this Authorization Agreement without definition shall have the meanings set forth in the Merchant Agreement. By signing below, Seller attests that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes. This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) is part of (and incorporated by reference into) the Merchant Agreement. Seller should keep a copy of this important legal document for Seller’s records. DISBURSMENT OF ADVANCE PROCEEDS. By signing below, Seller authorizes [LENDER] and/or its parent entities or affiliates, to disburse the Advance proceeds less the amount of any applicable fees upon Advance approval by initiating ACH credits to the Designated Checking Account, in the amounts and at the times specified in the Merchant Agreement. By signing below, Seller also authorizes [LENDER] and/or its parent entities or affiliates, to collect amounts due from Seller under the Merchant Agreement by initiating ACH debits to the Designated Checking Account, as follows:

In the amount of: $ 4,996.66

(Or) Percentage of each Banking Deposit: 4.44%

On the Following Days: WEEKLY.

If any payment date falls on a weekend or holiday, I understand and agree that the payment may be executed on the next business day. If a payment is rejected by Seller’s financial institution for any reason, including without limitation insufficient funds, Seller understands that [LENDER] may, at its discretion, attempt to process the payment again as permitted under applicable ACH rules. Seller also authorizes [LENDER] to initiate ACH entries to correct any erroneous payment transaction.

MISCELLANEOUS. [LENDER] is not responsible for any fees charged by Seller’s bank as the result of credits or debits initiated under this Authorization Agreement. The origination of ACH debits and credits to the Designated Checking Account must comply with applicable provisions of state and federal law, and the rules and operating guidelines of NACHA (formerly known as the National Automated Clearing House Association).

This Authorization Agreement is to remain in full force and effect until [LENDER] has received written notification from Seller at the address set forth below at least 5 banking days prior of its termination to afford [LENDER] a reasonable opportunity to act on it. The individual signing below on behalf of Seller certifies that he/she is an authorized signer on the Designate Checking Account. Seller will not dispute any ACH transaction initiated pursuant to this Authorization Agreement, provided the transaction corresponds to the terms of this Authorization Agreement. Seller requests the financial institution that holds the Designated Checking Account to honor all ACH entries initiated in accordance with this Authorization Agreement.

Seller:	HELIOSPACE CORPORATION
(Merchant’s Legal Name)

Title:	CEO	Date:	09/30/2025

X	/s/ GREGORY TOWNSEND DELORY

Print Name:	GREGORY TOWNSEND DELORY

Title:		Date:	09/30/2025

X
(Signature)

Print Name:

Title:		Date:	09/30/2025

X
(Signature)

Print Name:

AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT)

AND DIRECT PAYMENTS (ACH DEBITS)

DEFINITIONS:

[LENDER]: [LENDER]

Seller: HELIOSPACE CORPORATION

(Merchant’s Legal Name)

Merchant Agreement: Merchant Agreement between [LENDER] and Seller, dated as of 09/30/2025

Designated Checking Account:

Bank Name:	FIRST REPUBLIC BANK	Branch:
Tax ID:	82-4652805
ABA: Routing:	321081669	DDA: Account:	[REDACTED]

Capitalized terms used in this Authorization Agreement without definition shall have the meanings set forth in the Merchant Agreement. By signing below, Seller attests that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes. This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) is part of (and incorporated by reference into) the Merchant Agreement. Seller should keep a copy of this important legal document for Seller’s records.

DISBURSMENT OF ADVANCE PROCEEDS. By signing below, Seller authorizes [LENDER] and/or its parent entities or affiliates, to disburse the Advance proceeds less the amount of any applicable fees upon Advance approval by initiating ACH credits to the Designated Checking Account, in the amounts and at the times specified in the Merchant Agreement. By signing below, Seller also authorizes [LENDER] and/or its parent entities or affiliates, to collect amounts due from Seller under the Merchant Agreement by initiating ACH debits to the Designated Checking Account, as follows:

In the amount of: $ 999.33

(Or) Percentage of each Banking Deposit: 4.44%

On the Following Days: MONDAY-FRIDAY.

If any payment date falls on a weekend or holiday, I understand and agree that the payment may be executed on the next business day. If a payment is rejected by Seller’s financial institution for any reason, including without limitation insufficient funds, Seller understands that [LENDER] may, at its discretion, attempt to process the payment again as permitted under applicable ACH rules. Seller also authorizes [LENDER] to initiate ACH entries to correct any erroneous payment transaction.

MISCELLANEOUS. [LENDER] is not responsible for any fees charged by Seller’s bank as the result of credits or debits initiated under this Authorization Agreement. The origination of ACH debits and credits to the Designated Checking Account must comply with applicable provisions of state and federal law, and the rules and operating guidelines of NACHA (formerly known as the National Automated Clearing House Association).

This Authorization Agreement is to remain in full force and effect until [LENDER] has received written notification from Seller at the address set forth below at least 5 banking days prior of its termination to afford [LENDER] a reasonable opportunity to act on it. The individual signing below on behalf of Seller certifies that he/she is an authorized signer on the Designate Checking Account. Seller will not dispute any ACH transaction initiated pursuant to this Authorization Agreement, provided the transaction corresponds to the terms of this Authorization Agreement. Seller requests the financial institution that holds the Designated Checking Account to honor all ACH entries initiated in accordance with this Authorization Agreement.

Seller:	HELIOSPACE CORPORATION
(Merchant’s Legal Name)

Title:	CEO	Date:	09/30/2025

X	/s/ GREGORY TOWNSEND DELORY

Print Name:	GREGORY TOWNSEND DELORY

Title:		Date:	09/30/2025

X
(Signature)

Print Name:

Title:		Date:	09/30/2025

X
(Signature)

BANK DISCLOSURE

A. Merchant and Owner(s) affirm that all merchant’s bank accounts have been disclosed to [LENDER].

B. Merchant agrees that until the Purchased Amount is fully paid to [LENDER], Merchant will not open up any bank accounts at any other banks other than the bank disclosed on this contract, without permission in writing from [LENDER], and breach of this provision is a material breach and an event of default under this Merchant Agreement.

C. At any time, upon request by [LENDER], Merchant will provide [LENDER] bank account login access or current statements of all bank activity, within 48 hours, and refusal to do so constitutes an event of default.

D. Should any issue(s) arise with Merchant’s ability to pay, Merchant agrees to contact [LENDER] in writing at miguel@[LENDER]capitalllc.com immediately.

FOR THE MERCHANT (#1) By:	GREGORY TOWNSEND DELORY	/s/ GREGORY TOWNSEND DELORY
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#2) By:
	(Print Name and Title)	(Signature)

FOR THE MERCHANT (#3) By:
	(Print Name and Title)	(Signature)

FOR THE OWNER (#1) By:	GREGORY TOWNSEND DELORY	/s/ GREGORY TOWNSEND DELORY
	(Print Name and Title)	(Signature)

FOR THE OWNER (#2) By:
	(Print Name and Title)	(Signature)

FOR THE OWNER(#3) By:
	(Print Name and Title)	(Signature)

Dear Merchant,

Thank you for accepting an offer from [LENDER]. We are looking forward to building a relationship with your business that allows you to reach and exceed your goals. Please note that prior to funding your account, our Underwriting department needs to see the most recent balance and activity information in real-time as a fraud countermeasure and in order to ensure the health of your business aligns with the terms of your offer.

Please provide information required for read-only access to your business account.

Bank portal website:	N/A
Username:	N/A
Password:	N/A

Security Question/Answer1:	N/A
Security Question/Answer2:	N/A
Security Question/Answer3:	N/A

Any other information necessary to access your account:	N/A

This Addendum (“Addendum”) is to be made a part of the purchase and sale of future receivables agreement (the “Merchant Agreement”) between [LENDER]

(“[LENDER]”) DBA [LENDER] and HELIOSPACE CORPORATION dba (“Merchant”) and HELIOSPACE the undersigned Guarantor(s) (“Guarantor(s)”) (collectively the “Parties”) dated 09/30/2025.

1.	Merchant hereby irrevocably and unconditionally waives personal service of any summons, complaints, or other process, which may be made by any other means permitted by law. Merchant understands and agrees that an action, lawsuit, or controversy may be taken up and considered by a court without any further notice. Merchant further agrees to waive any objection to absence of formal service of process.

2.	Guarantor(s) hereby irrevocably and unconditionally waives personal service of any summons, complaints, or other process, which may be made by any other means permitted by law. Guarantor(s) understands and agrees that an action, lawsuit, or controversy may be taken up and considered by a court without any further notice. Guarantor(s) further agrees to waive any objection to absence of formal service of process.

3.	MERCHANT HEREBY AGREES TO ACCEPT SERVICE OF ANY SUMMONS, COMPLAINT OR

OTHER PROCESS BY ELECTRONIC MAIL (“EMAIL”) AT gdelory@helio.space

OR BY UNITED STATES POSTAL SERVICE AT 2448 6TH ST, BERKELEY, CA 94710

COUNTY OF ALAMEDA, OR BY ANY OTHER MEANS PERMITTED BY LAW.

4.	GUARANTOR(s) HEREBY AGREES TO ACCEPT SERVICE OF ANY SUMMONS, COMPLAINT OR

OTHER PROCESS BY ELECTRONIC MAIL (“EMAIL”) AT gdelory@helio.space

OR BY UNITED STATES POSTAL SERVICE AT 319 17TH AVE, SAN FRANCISCO, CA 94121

IN THE COUNTY OF SAN FRANCISCO, OR BY ANY OTHER MEANS PERMITTED BY LAW.

5.	Merchant or Guarantor(s) shall notify [LENDER] of any changes to its physical address or email address for service. Unless [LENDER] is notified of a change in address, all addresses shall be presumed to be accurate.

6.	This Addendum shall supersede any notice requirements in the Merchant Agreement with respect to service of process.

For the Guarantor(s)

Name:	GREGORY TOWNSEND DELORY	Date:	09/30/2025	Signed:	/s/ GREGORY TOWNSEND DELORY
Name:		Date:	09/30/2025	Signed:
Name:		Date:	09/30/2025	Signed:

For the Merchant

Name:	GREGORY TOWNSEND DELORY	Date:	09/30/2025	Signed:	/s/ GREGORY TOWNSEND DELORY
Name:		Date:	09/30/2025	Signed:
Name:		Date:	09/30/2025	Signed:

Addendum to Payment Rights Purchase and Sale Agreement

This Addendum to Payment Rights Purchase and Sale Agreement, dated 09/30/2025, between HELIOSPACE CORPORATION having an address at 2448 6TH ST, BERKELEY, CA 94710, (“Seller”) and [LENDER] (“Purchaser”).

W I T N E S S E T H

WHEREAS, Purchaser and Seller entered into that certain Payment Rights Purchase and Sale Agreement (the “Agreement”) (unless otherwise specifically defined herein, all capitalized terms in this Addendum shall have the meanings set forth in the Agreement); and

WHEREAS, pursuant to the Agreement, Purchaser sold certain Future Receipts to Seller, and Purchaser is using a portion the purchase price to pay off certain financial obligations of Purchaser; and

WHEREAS, the parties hereto wish to amend the terms of the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.	In further consideration of Seller entering into this transaction, Seller shall either (a) deliver to Purchaser all of Seller’s bank account statements on or before the 10th day of every month during the term of the Agreement, or (b) provide Purchaser with active log on capabilities for every bank account maintained by Seller so that Purchaser can access all information Purchaser feels is necessary from such accounts.

2.	During the term of the Agreement, Seller shall not enter into any transactions with a third party to sell Future Receipts, or to accept a loan of any kind from any funding source without the written consent from Purchaser, in accordance with the provisions of Paragraph 4 below.

3.	In the event Seller breaches the terms of Paragraphs 1 or 2 above, Purchaser shall have the following remedies, any or all of which may be exercised by Purchaser in its sole discretion:

a.	The Weekly Payment Amount set forth in the Agreement shall immediately double to the sum of $9,993.32 or to the extent the collection method is a credit card split the holdback percentage will double to 30%;

b.	The entire balance of the Purchase Amount shall be immediately due and payable;

c.	The Confession of Judgment, if any, shall be immediately filed with the appropriate court of law; and

d.	Purchaser shall avail itself of all additional remedies set forth in Section 3.2 of the Agreement.

e.	Seller will pay purchaser a $3,500.00 or 33% of outstanding Capitalized Purchased Amount balance as a stacking fee in addition to the default fee.

4.	All written notices and consents required to be given hereunder shall be given in writing by depositing same in a post-paid wrapper, in an official depository under the exclusive care and custody of the United States Postal Service, or by Express Mail, Federal Express or messenger service (with proper receipt therefor), or by facsimile transmission with confirmed delivery addressed to the party at the address hereinabove set forth.

5.	Except as amended hereby, the Agreement shall be and remain in full force and effect and is hereby ratified and confirmed by Seller and Purchaser. To the extent any of the terms and provisions of the Agreement are inconsistent with the terms and provisions of this Addendum, the terms and provisions of this Addendum shall govern and control.

6.	For convenience, this Addendum may be executed with facsimile signatures and/or in any number of counterparts, each of which shall be deemed an original and all of such counterparts when taken together shall constitute but one and the same documents which shall be sufficiently evidenced by such executed counterparts.

IN WITNESS WHEREOF, this Amendment has been duly executed on the day and year first written above.

By:	/s/ GREGORY TOWNSEND DELORY
GREGORY TOWNSEND DELORY, individually and on behalf of Seller

By:
_________________,individually and on behalf of Seller

By:
_________________,individually and on behalf of Seller

Addendum

This Addendum is entered on 09/30/2025, by and between, [LENDER] and HELIOSPACE CORPORATION D/B/A HELIOSPACE (AND ALL OTHER ENTITIES ON “APPENDIX C”) (the “Seller”).

Should any terms of this Addendum conflict with the Merchant Agreement dated 09/30/2025, the terms of this Addendum shall govern and be controlling. Capitalized terms used herein, but not otherwise defined, shall have the same definition as in the Merchant Agreement.

Seller warrants that it understands that [LENDER] must engage a third-party, to manage the ACH withdrawals, reporting and deal tracking. For this service, Seller agrees to pay [LENDER] a nominal fee of $199.99 per month. This amount is due on the first day of the Agreement and every subsequent thirty days until the Purchased Amount is paid in full to [LENDER].

Merchant 1 (Print Name):	Merchant 2 (Print Name):

GREGORY TOWNSEND DELORY

Merchant 1 (Signature):	Merchant 2 (Signature):

/s/ GREGORY TOWNSEND DELORY

Title:	CEO	Title:
Date:	09/30/2025	Date:	09/30/2025

Contact Information Form (THIS FORM MUST BE FILLED OUT PRIOR TO FUNDING)

EMERGENCY CONTACT #1:

Name: Pamela Washington

Relationship: Spouse

Phone Number: 4153856803

Email Address: pamela.k.washington@gmail.com

EMERGENCY CONTACT #2:

Name: Paul Turin

Relationship: Business Partner

Phone Number: (510) 501-2418

Email Address: pturin@helio.space

EMERGENCY CONTACT #3:

Name: scott nealey

Relationship: Friend

Phone Number: (415) 640-4806

Email Address: snealey@nealeylaw.com

LANDLORD CONTACT:

Name: NA

Phone Number: NA

Email Address: NA